Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    In connection  with the quarterly report of Digital Power  Corporation (the  “Company”) on Form  10-QSB for the period ending  September 30, 2006 as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the “Report”),  we,  Jonathan  Wax,  Chief  Executive  Officer  and Leo  Yen,  Chief Financial Officer, of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that, to the best of our knowledge and belief:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Jonathan Wax
Dated: November 15, 2006
Jonathan Wax,
Chief Executive Officer
(Principal Executive Officer)

/s/ Leo Yen

Leo Yen,
Chief Financial Officer
(Principal Financial and Accounting Officer)